Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Fair Square Financial LLC

1000 N. West Street, 11th Floor

Wilmington, DE 19801

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Fair Square Financial LLC and Citigroup Global Markets Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of certain collateral assets which may be included in the potential issuance of asset-backed notes by Fair Square 2020-A (the “Transaction”). Fair Square Financial LLC (the “Company” or “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 200. The Company provided a listing of receivables (titled “Securitization Pool 9.30.2019 V2.xlsx”) which the Company represents is as of September 30, 2019 and contains a preliminary pool of collateral for the contemplated Transaction (the “Preliminary Listing of Receivables”). As instructed by the Responsible Party, we randomly selected 200 receivables from the Preliminary Listing of Receivables (the “Original Sample Receivables”). The Company subsequently provided an updated listing of receivables (titled “Datatape for Strats and AUP.xlsx”) which the Company represents is as of November 30, 2019 and contains a revised preliminary pool of collateral for the contemplated Transaction (the “Second Preliminary Listing of Receivables”). Nine of the Original Sample Receivables are not present in the Second Preliminary Listing of Receivables. We randomly selected 9 receivables from the pool of receivables in the Second Preliminary Listing of Receivables excluding the Original Sample Receivables (the “Additional Sample Receivables”). The procedures enumerated in this report were performed on the 191 Original Sample Receivables randomly selected from the Preliminary Listing of Receivables and still present in the Second Preliminary Listing of Receivables, and the 9 Additional Sample Receivables, together constituting 200 receivables (the “Sample Receivables”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fair Square 2020-A

January 21, 2020

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The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

I. Data, Information and Documents Provided

The Company provided the following data, information, and documents for the purpose of performing the procedures enumerated below.

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Excel data files titled “Account Level Detail 10.31_9.30.xlsx” (the “First Data Tape”) and “Account Level Detail Second Sample 12.18.19 Updated 12.20.xlsx” (the “Second Data Tape”, and together with the First Data Tape, the “Data Tape”) which contain certain information for the Sample Receivables only, on the tabs named “Raw Data 10.31” and “Account Level Detail 12.18.19” respectively. For purposes of the procedures below where Data Tape is indicated, we used the First Data Tape for applying such procedures to Sample Receivables 1 through 191, and the Second Data Tape for applying such procedures to Sample Receivables 192-200.

•	Company system screenshots as of 11/1/2019, 11/5/2019, 11/6/2019, and 12/19/2019 with respect to certain characteristics of the Sample Receivables (together, the “Servicer Screenshots”).

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fair Square 2020-A

January 21, 2020

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Excel data files titled “Principal and Interest Raw recalculation.xlsx” and “Principal and Interest Raw recalculation Second Selection.xlsx” which the Company represents is from their financial accounting system and contains information about the principal and interest portions of the balance of the Sample Receivables (together, the “Principal and Interest Extract”).

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Excel data files titled “Origination Fico Raw.xlsx” and “Origination Fico Raw Second Selection.xlsx” which the Company represents contains borrower credit scores reported to the Company on various dates via an electronic credit report feed and stored by the Company within an internal database, for the Sample Receivables (together, the “Electronic Credit Score Extract”).

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Excel data files titled “Test v Rollout Raw.xlsx” and the tab “Test v Rollout” from the file title “Account Level Detail Second Sample 12.18.19 Updated 12.20.xlsx” which the Company represents contains data relating to whether a Sample Receivable was a test account or rollout account (together, the “Rollout Account Extract”).

The data, information, and documents listed above are collectively referred to as the “Data, Information, and Documents”.

II. Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables and reported our findings. For purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding will be deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.

For each Sample Receivable, we compared the following information from the respective field on the Data Tape to the corresponding information in the Servicer Screenshots, Electronic Credit Score Extract, or Rollout Account Extract, as applicable. We applied the respective “Threshold and/or Special Instructions” below which were provided by the Company and accepted by the Specified Parties, noting an exception if differences are greater than the threshold.

	Description	Field on Data Tape	Source File	Threshold and/or Special Instructions

1	Account Offer ID	Offer ID	Servicer Screenshots

2	State	CHD_STATE	Servicer Screenshots

3	Open Date	AT_ACCOUNT_ OPEN_DT	Servicer Screenshots

4	Credit Limit	CHD_CREDIT_LINE	Servicer Screenshots

5	Delinquency Status	CHD_DEL_NO_ DAYS	Servicer Screenshots	The field CHD_DEL_NO_DAYS on the Date Tape is equivalent to the number of delinquent days on the Servicer Screenshots less 30

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fair Square 2020-A

January 21, 2020

6	Total Balance	CHD_CURRENT _BALANCE	Servicer Screenshots

7	FICO	On the First Data Tape: fico_score_originiation On the Second Data Tape: fico_score	Electronic Credit Score Extract

8	Cash APR	CHD_CRRN_AN NL_CASH_RT	Servicer Screenshots

9	Merchant APR	CHD_CRRN_AN NL_MRCH_RT	Servicer Screenshots	For Sample 99 and Sample 101, the Company represents these accounts were promotional and for these Sample Receivables only, instructed us to take the sum of the fields MRCH CURR RT and VAR MRCH SET1 on the Servicer Screenshots to compare and agree to the Date Tape

10	Card Type	On the First Data Tape: Product_Type On the Second Data Tape: Product Type	Servicer Screenshots

- If digits 9 through 12 of the CLI line on the Servicer Screenshot (the “CLI Code”) are 1000 the Card Type is PLATINUM

- If the CLI Code is 2000 or 3000 and the ANNUAL CHARGE RATE on the Servicer Screenshot is 0, the card type is REWARD NO FEE

- If the CLI Code is 2000 or 3000 and the ANNUAL CHARGE RATE on the Servicer Screenshot is greater than 0, the card type is REWARD FEE

11	Rollout Status	On the First Data Tape: Rollout Y Test N On the Second Data Tape: RO_FLAG	Rollout Account Extract	If the field Rollout on the Rollout Account Extract contains ‘Y’, the account is a rollout account. If the field Rollout on the Rollout Account Extract contains ‘N’, the account is not a rollout account

12	Origination Channel	CHANNEL	Servicer Screenshots	If the first digit of the Data Tape field Offer ID is 9, then the account is a “Digital” account, otherwise it is a “Direct Mail” account

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fair Square 2020-A

January 21, 2020

We noted two exceptions shown in the table below.

Sample Receivable	Procedure	Value on Data Tape	Value on Support
84	A.6. Total Balance	0	1209.31
177	A.6. Total Balance	532.64	533.63

B.

For each Sample Receivable, we recalculated the total principal using the Principal and Interest Extract and the methodology provided by the Company. We compared and agreed our result to the total principal shown in the ‘TOTALPRINCIPAL’ field in the Data Tape, noting no exceptions.

C.

For each Sample Receivable, we recalculated the total interest using the Principal and Interest Extract and the methodology provided by the Company. We compared and agreed our result to the total interest shown in the ‘TOTALINTEREST’ field in the Data Tape, noting no exceptions.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fair Square 2020-A

January 21, 2020

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

January 21, 2020